Dear Fellow Shareholders:

Enclosed is the year-end statement for the Encompass Fund, and reflects the year-end income dividend for the Fund.

The Fund declared an income dividend of $0.0643 per share to shareholders of record on December 29, 2008, and paid December 30, 2008. Unless you requested that dividends be paid in cash, the distribution was reinvested in shares of the Fund at the closing price of $3.85 on December 30, 2008.

The Fund closed 2008 at a net asset value (NAV) of $3.94 (not including the above-referenced dividend). This was a total return of minus 61.59% for the year. The benchmark we use for the Fund, the Dow Jones Wilshire 5000 Index, was minus 37.23% for the year.  (For 2007, the Fund was up 12.25%, and the Dow Jones Wilshire 5000 Index was up 5.62%.  The average annualized return since inception on June 30, 2006 to December 31, 2008 is minus 30.25% for the Fund compared to minus 11.20% for the Dow Jones Wilshire 5000 Index)

We are, to say the least, extremely disappointed with the Fund's performance for 2008. While every stock asset class, and practically every equity mutual fund, was down for the year, that gives us little comfort. Nor are we satisfied by the fact that we were far from alone in not anticipating the extent of the damages done to stock markets worldwide by the financial and economic crises. You will be receiving the Fund's Semi-Annual report in about thirty days, in which we will be discussing more completely the Fund's performance and our outlook, but we want to take this opportunity to comment briefly.

We have believed, and continue to do so, that companies involved with various  commodities would do well; such as oil, natural gas, gold, silver, copper, uranium, nickel and zinc. This is because of supply-demand imbalances and the growth of much of the world's economies. However, the problems with the world-wide credit markets, the need for deleveraging, and the involuntary (due to redemptions) and voluntary move to cash and cash equivalents on the part of hedge funds, mutual funds, and other institutional investors, overwhelmed the stock markets and led to major declines (particularly in the fourth quarter of 2008).

Many of the companies the Fund has been invested in are smaller capitalized companies, and the selling resulted in greater percentage declines than with larger capitalized companies. Also, while commodity prices generally declined, the companies involved with those industries declined even more. Gold was up very modestly for the year, 3.91%. Gold stocks, as represented by the Market Vectors Gold Company ETF (exchange traded fund), declined 26.1%. That represents a large discrepancy between the performance of the gold commodity and individual gold companies.

Another example of the commodity outperforming individual stocks was in copper. Copper prices declined 54% for the year; Freeport McMoran, the world's second largest copper producer (behind Chile's state owned copper company), was down 76.1%. While we took defensive actions by selling some of the more speculative companies in the portfolio

1700 California Street, Suite 335

San Francisco, CA 94109

415.749.6565

www.encompassfund.com

(companies without a strong cash position and/or a disproportionate debt/equity ratio), with hindsight we realize we should have taken such actions sooner.

Another sector that hurt the Fund's performance in 2008 was specialty finance. We believed that managements that had a long record of successful performance and substantial cash would be in a position to take advantage of the disruptions in the marketplace. Unfortunately, we were too optimistic, and way too early. The market's actions overcame any ability of the companies to do well. We have sold all but one of the positions. We continue to follow the companies, to possibly re-establish positions at a more opportune time in the future.

Our outlook is for a positive market for 2009, but with a lot of volatility. We expect the economy to be difficult for the first half of 2009, but to improve as the year progresses. We believe that the actions of the Fed and  the Treasury Department are slowly taking hold, and will move the markets higher later in 2009.

We expect to continue focusing the Fund's investments on companies involved with the commodity and healthcare industries, as well as various companies which we consider greatly undervalued. Our criteria are seasoned managements, solid balance sheets (cash and little or no debt), and executable business plans in the current financial environment.

We once again thank you for your trust and confidence. It is greatly appreciated.

Should you have any questions, please don't hesitate to contact us.

Malcolm H. Gissen

Marshall G. Berol

Portfolio Manager

Portfolio Manager

Returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

Performance data quoted represents past performance.  Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-888-463-3957. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus on this website or by calling the transfer agent at 1-888-463-3957. The prospectus should be read carefully before investing.

1700 California Street, Suite 335

San Francisco, CA 94109

415.749.6565

www.encompassfund.com